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                          THE PARKSTONE ADVANTAGE FUND

                     SUPPLEMENT DATED JULY 24, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1998

    The Prospectus of The Parkstone Advantage Fund is amended to reflect two changes:

                                   CUSTODIAN

                    The new custodian bank for the Fund is:

                               National City Bank
                             4100 West 150th Street
                           Cleveland, Ohio 44135-1389

                            MANAGEMENT OF THE TRUST

First of America utilizes a team approach to the investment management of the funds, with professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.